Neuberger Berman Investment Advisers LLC
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Neuberger Berman Investment Advisers LLC
Investor Information
(877) 461-1899
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
ANNOUNCES RIGHTS OFFERING AND SUMMARY OF TERMS

NEW YORK, May 11, 2023 — Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (the “Fund”) announced today approval of the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common stock (par value $0.0001 per share) (“Common Stock”), as of the record date, May 23, 2023 (the “Record Date”). Holders of these Rights will be entitled to subscribe for additional shares of Common Stock (the “Offer”) at a discount to market price.

After considering a number of factors, including potential benefits and costs, it was determined that it is in the best interests of both the Fund and its stockholders to conduct the Offer and increase the assets of the Fund available to take advantage of investment opportunities, consistent with the Fund’s investment objective to seek high total return (income plus capital appreciation).

The Fund’s investment adviser, Neuberger Berman Investment Advisers LLC, believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

•	The Offer provides the Fund with new proceeds to capitalize on attractive investment opportunities within non-investment-grade credit, potentially enhancing the long-term returns of the Fund

•	The Offer provides common stockholders an opportunity to buy Common Stock below market price or realize value from the sale of Rights

•	Anticipated positive impact to total expense ratio by spreading fixed costs over a larger asset base

•	Potential for increased trading volume and liquidity of NHS Common Stock

The Fund expects to maintain its current distribution level following the Offer. Additionally, the Fund has declared a regular monthly distribution payable on May 31, 2023, with a record date of May 15, 2023, and a regular monthly distribution payable on June 30, 2023, with a record date of June 5, 2023, neither of which will be payable with respect to Common Stock that is issued pursuant to the Offer as such issuance will occur after these record dates. Common Stock issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in July.

Certain key terms of the Offer include:

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Holders of Common Stock on the Record Date (“Record Date Stockholders”) will receive one Right for each outstanding share of Common Stock owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every three Rights held (1-for-3); however, any Record Date Stockholder who owns fewer than three shares of Common Stock as of the Record Date will be entitled to subscribe for one share of Common Stock. Fractional shares of Common Stock will not be issued.

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The subscription price per share of Common Stock (the “Subscription Price”) will be determined by the Fund on the expiration date of the Offer, which is currently expected to be June 21, 2023, unless extended by the Fund (the “Expiration Date”). The Subscription Price will be equal to 92.5% of the average of the last reported sales price of a share of Common Stock of the Fund on the NYSE American on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 89% of the Fund’s net asset value (“NAV”) per share of Common Stock at the close of trading on the NYSE American on the Expiration Date, the Subscription Price will be 89% of the Fund’s NAV per share of Common Stock at the close of trading on the NYSE American on that day.

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Record Date Stockholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional shares of Common Stock that were not subscribed for by other holders of Rights at the Subscription Price. Investors who are not Record Date Stockholders but who otherwise acquire Rights, including in the secondary market, are not entitled to subscribe for any additional shares of Common Stock. If sufficient shares of Common Stock are available, all Record Date Stockholders’ over-subscription requests will be honored in full. If these requests exceed available shares of Common Stock, they will be allocated pro rata among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

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Rights are transferable and are expected to be admitted for trading on the NYSE American under the symbol “NHS RT” during the course of the Offer.  The last day Rights will trade will be one business day before the Offer’s Expiration Date (June 20, 2023, unless extended). During the course of the Offer, Record Date Stockholders may choose to sell their Rights.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to disseminate subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Stockholders shortly following the Record Date. Brokers, custodians or trust companies may send notices to common stockholders shortly thereafter. To exercise or sell their Rights, common stockholders who hold their Common Stock through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common stockholders who do not hold Common Stock through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

AST Fund Solutions, LLC
55 Challenger Road, Suite 201
Ridgefield Park, NJ 07660
(866) 387-9392

About Neuberger Berman High Yield Strategies Fund Inc. The Fund’s investment objective is to seek high total return (income plus capital appreciation). Under normal market conditions, the Fund invests at least 80% of its total assets in high yield debt (below investment grade) securities of U.S. and foreign issuers.  The Fund may invest up to 20% of its total assets in other securities and financial instruments, and up to 15% of its total assets in collateralized loan obligations.

About Neuberger Berman

Neuberger Berman, founded in 1939, is a private, independent, employee-owned investment manager. The firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity, real estate and hedge funds—on behalf of institutions, advisors and individual investors globally. With offices in 26 countries, Neuberger Berman’s diverse team has over 2,700 professionals. For nine consecutive years, the company has been named first or second in Pensions & Investments Best Places to Work in Money Management survey (among those with 1,000 employees or more). Neuberger Berman is a PRI Leader, a designation, since last assessed, that was awarded to fewer than 1% of investment firms for excellence in Environmental, Social and Governance (ESG) practices. In the 2021 PRI Assessment, the firm obtained the highest possible scoring for its overarching approach to ESG investment and stewardship, and integration across asset classes. The firm manages $436 billion in client assets as of March 31, 2023. For more information, please visit our website at www.nb.com.
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Statements made in this release that look forward in time involve risks and uncertainties. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Fund's performance, a general downturn in the economy, competition from other closed end investment companies, changes in government policy or regulation, inability of the Fund’s investment adviser to attract or retain key employees, inability of the Fund to implement its investment strategy, inability of the Fund to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.